As filed with the Securities and Exchange Commission on
                         March 27, 2001

                         Securities Act Registration No. 33-70590
                 Investment Company Act Registration No. 811-8088
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                           FORM N-1A,
       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[X]

               Pre-Effective Amendment No. _____              [ ]

               Post-Effective Amendment No. 11                [X]

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940[X]

                    Amendment No. 12

                     OAK RIDGE FUNDS, INC.
       (Exact Name of Registrant as Specified in Charter)

10 South LaSalle Street, Suite 1050                 60603
      Chicago, Illinois                           (Zip Code)
(Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code:
                         (312) 857-1040

                        Samuel Wegbreit
                     Oak Ridge Funds, Inc.
              10 South LaSalle Street, Suite 1050
                    Chicago, Illinois  60603
            (Name and Address of Agent for Service)

                           Copies to:

                          Carol A. Gehl
                      Godfrey & Kahn, S.C.
                     780 North Water Street
                   Milwaukee, Wisconsin  53202

     It is proposed that this filing will become effective (check appropriate box).

          [ ] immediately upon filing pursuant to paragraph (b) of Rule 485

          [x] on March 30, 2001 pursuant to paragraph (b) of Rule 485

          [ ]  60  days after filing pursuant to paragraph (a)(1)
               of Rule 485

          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

          [ ]  75  days after filing pursuant to paragraph (a)(2)
               of Rule 485

          [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

_________________________________________________________________

PROSPECTUS
March 30, 2001

                     Oak Ridge Funds, Inc.

                Oak Ridge Small Cap Equity Fund

                Oak Ridge Large Cap Equity Fund

                         P. O. Box 701
                Milwaukee, Wisconsin 53201-0701
                        1-800-407-7298
              Small Cap Fund Class A Share Symbol:  ORIGX
           Small Cap Fund Class C Share Symbol:  ORICX
           Large Cap Fund Class A Share Symbol:  ORILX





        The investment objective of both the Oak Ridge Small Cap Equity Fund (the "Small Cap Fund") and the Oak Ridge Large Cap Equity Fund (the "Large Cap Fund") is capital appreciation. Each Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic small capitalization or large capitalization, as the case may be, companies that Oak Ridge Investments, LLC (the "Advisor") believes have the potential to appreciate faster than the general market.

     This Prospectus contains information you should consider before you invest in the Funds. Please read it carefully and keep it for future reference.



                      ____________________



     Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                       ___________________

TABLE OF CONTENTS

-----------------------------------------------------------------

HIGHLIGHTS                                                      3

FEES AND EXPENSES OF THE FUNDS                                  6

INVESTMENT OBJECTIVE                                            7

INVESTMENT STRATEGY                                             7

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          8

FINANCIAL HIGHLIGHTS OF THE FUNDS                               9

PRIOR PERFORMANCE OF THE ADVISOR                               12

FUND MANAGEMENT AND DISTRIBUTION                               13

YOUR ACCOUNT                                                   14

VALUATION OF FUND SHARES                                       19

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT       19

ADDITIONAL INFORMATION                                         23


     No one has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Funds' Statement of Additional Information ("SAI"), and if given or made, the information or representations may not be relied upon as having been made by the Funds. This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

HIGHLIGHTS
-----------------------------------------------------------------
Investment Objective

     The investment objective of both Funds is capital appreciation. The Small Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic, small capitalization companies. The Large Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of domestic, large capitalization companies. The Advisor will not consider dividend or interest income in the selection of investments.

Investment Strategy

     The Small Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of small capitalization U.S. companies that the Advisor believes have the potential to appreciate faster than the general market. For this purpose, a small capitalization company would typically have a market capitalization of $2 billion or less. The Large Cap Fund seeks to achieve its investment objective by investing primarily in equity securities of large capitalization U.S. companies that the Advisor believes have the potential to appreciate faster than the general market. For this purpose, a large capitalization company would typically have a market capitalization of $5 billion or more. Equity securities in which the Funds may invest include common stocks, preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common and preferred stocks. Under normal market conditions, each Fund will invest at least 65% of its total assets in these securities. Under unusual circumstances, as a temporary defensive technique, a Fund may invest up to 35% of its assets in cash and cash equivalents.

Risk Factors

     Because the Funds will invest primarily in equity securities, you should expect that the value of each Fund's shares will be more volatile than the shares of a fund that invests in fixed-income securities. The share price will fluctuate and may, at redemption, be worth more, or less, than your initial purchase price - accordingly, you may lose money on your investment.

     Other risks of investing in the Funds include:

     * Liquidity      Certain securities may be difficult or
       Risk:          impossible to sell at the time and price
                      that a Fund seeks.

     * Market         The market value of a security will move
       Risk:          up and down, sometimes rapidly and
                      unpredictably due to economic or market
                      trends.

     * Opportunity    An investment opportunity may be missed
       Risk:          because the assets necessary to take
                      advantage of it are tied up in other
                      investments.

     * Management     A strategy used by the Advisor may fail to
       Risk:          produce the intended result.


Who Should Invest

     The Funds are suitable for long-term investors only.  The
Funds are not designed as short-term investment vehicles. An investment in one or both Funds may be appropriate for you if you:

     * seek long-term capital appreciation;

     * want to include an equity fund in your investment portfolio; and

     * are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential to realize greater financial gains in the future.

Performance Bar Chart and Tables

        The performance of the Small Cap Fund is provided in the bar chart and tables below. This performance information illustrates how the Small Cap Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Small Cap Fund's performance from year to year and shows how the Fund's average annual returns compare with those of a broad-based measure of market performance over the life of the Fund. Please keep in mind that the Small
Cap Fund's past performance does not necessarily represent how it will perform in the future.

                         Small Cap Fund
           Class A Shares Calendar Year Total Returns

1994(1)    1995      1996     1997      1998     1999      2000
 -----     ----      ----     ----      ----     ----      ----
 3.18%    43.55%    19.15%   25.95%    (1.35)%   17.08%    9.87%

                           [bar chart]
____________

(1)    The Class A shares commenced operations on January 3,
       1994.

                            Small Cap Fund
       Class A Shares Best and Worst Quarterly Performance
                       1/3/94 to 12/31/00

                 Best quarter   Worst quarter
                    return          return

                    23.36%         (24.92)%
                (4th quarter,   (3rd quarter,
                    1999)           1998)

                           Small Cap Fund
                  Average Annual Total Returns
                     as of December 31, 2000

            Fund/Index    One Year  Five Years     Since
                                               Inception

         Class A         5.20%      12.76%      15.26%(1)
         Class C         9.01%       N/A        11.43%(2)
         Russell 2000
         Index(3)		(3.02)%     10.31%      10.88%

____________
(1)    The Class A shares commenced operations on January 3,
  	 1994.

(2)    The Class C shares commenced operations on March 1, 1997.

(3) The Russell 2000 Stock Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks.

     Please note that the returns presented in the chart entitled "Small Cap Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Small Cap Fund Class A Shares Best and Worst Quarterly Performance" do not reflect the 4.25% maximum sales charge imposed on purchases of the Small Cap Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Small Cap Fund Average Annual Total Returns" table do, however, reflect this sales charge.

       The performance of the Large Cap Fund is provided in the bar chart and tables below. This performance information illustrates how the Large Cap Fund's performance can vary, which is one indication of the risks of investing in the Fund. The bar chart shows the Fund's calendar year return, while the table shows how the Fund's average annual returns compare with those of a broad-based measure of market performance over the life of the Fund. Please keep in mind that the Large Cap Fund's past performance does not necessarily represent how it will perform in the future.

                        Large Cap Fund(1)
           Class A Shares Calendar Year Total Returns

                              2000
                              ----
                              6.64%
                           [bar chart]
____________
(1)    The Class A shares commenced operations on March 1, 1999.


                         Large Cap Fund
       Class A Shares Best and Worst Quarterly Performance
                       3/1/99 to 12/31/00

                 Best quarter   Worst quarter
                    return          return

                    13.43%         (8.67)%
                (4th quarter,   (3rd quarter,
                    1999)           1999)

                         Large Cap Fund
                  Average Annual Total Returns
                     as of December 31, 2000

           Fund/Index       One Year        Since
                                          Inception

         Class A              2.09%        6.79%(1)
         S&P 500r
         Index(2)		    (9.10)%        4.80%

____________
(1)    The Class A shares commenced operations on March 1, 1999.

(2) The S&P 500r Index is a broad-based, unmanaged index that represents the average performance of a group of 500 widely-
       held, publicly-traded stocks.

     Please note that the returns presented in the chart entitled "Large Cap Fund Class A Shares Calendar Year Total Returns" and in the table entitled "Large Cap Fund Class A Shares Best and Worst Quarterly Performance" do not reflect the 4.25% maximum sales charge imposed on purchases of the Large Cap Fund's Class A shares. If this sales charge was reflected, the returns would be less than those shown. The returns presented in the "Large Cap Fund Average Annual Total Returns" table do, however, reflect this sales charge.

FEES AND EXPENSES OF THE FUNDS
-----------------------------------------------------------------
     The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

						       Small Cap    Large Cap
                                           Fund           Fund(1)
                                      Class A  Class C    Class A
Shareholder Fees
(fees paid directly from your
investment) (2)

Maximum Sales Charge (Load) Imposed on
Purchases
  (as a percentage of offering price)  4.25%(3)   None   4.25%(4)
Maximum Deferred Sales Charge (Load)
Imposed on Redemptions		           None     None       None
Redemption Fee                           None     None       None

Annual Fund Operating Expenses
(expenses that are deducted from
 Fund assets) (5)

Management Fees                         0.75%    0.75%      0.60%
Distribution and Service (12b-1)
 Fees(6)				          0.25%    1.00%      0.25%
Other Expenses                          1.09%    1.09%      3.87%
Total Annual Fund Operating Expenses    2.09%    2.84%      4.72%
Fee Waiver/Expense Reimbursement(7)    (0.09)%  (0.09)%    (2.72)%
Net Expenses                            2.00%    2.75%      2.00%

____________
(1)	The Large Cap Fund's Class C shares are not currently being
	offered to investors.

(2) If you purchase or redeem shares by wire, you will be charged a $15.00 service fee. See "Your Account - Buying
  	Shares" and "Your Account - Redeeming Shares."

(3) This sales charge is the maximum applicable to purchases of Class A shares by persons first purchasing shares on and after January 1, 1996. Persons who were shareholders as of December 31, 1995, as well as certain other persons, do not have to pay this sales charge. See "Your Account - Class A Sales Charge Waivers."

(4) This sales charge is the maximum applicable to purchases of Class A shares. You may not have to pay this sales charge because waivers are available. See "Your Account - Class A Sales Charge Waivers."

(5) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the amount of total return you receive.

(6) Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7) Pursuant to an expense cap agreement dated March 1, 1999, as amended effective March 31, 2001, the Advisor has agreed until March 31, 2002 to waive its management fee and/or reimburse each Fund's operating expenses to the extent necessary to ensure that (i) the total operating expenses for the Class A shares do not exceed 2.00% and (ii) the total operating expenses for the Class C shares do not exceed 2.75%. After March 31, 2002 the expense cap may be terminated or revised at any time. "Other Expenses" are presented before waivers/reimbursements.

Example

     The following Example is intended to help you compare the cost of investing in one or both of the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you have a 5% return each year and that each Fund's total operating expenses remain the same each year. Please note that the one-year numbers are based on each class's net expenses resulting from the expense cap agreement described above. The three-, five- and ten-year numbers are based on each Fund's expenses without any waivers or reimbursements after the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                1 Year      3 Years      5 Years      10 Years
                ------      -------      -------      --------
Small Cap
Fund
Class A(1)       $619        $1,044       $1,493       $2,736
Class C          $279          $877       $1,501       $3,182

Large Cap
Fund
Class A(1)       $619        $1,553       $2,492       $4,862
____________

(1)The 4.25% maximum sales charge imposed on purchases of Class A shares is reflected in the Example.


INVESTMENT OBJECTIVE
-----------------------------------------------------------------

 	The investment objective of both Funds is to seek capital appreciation. Under normal market conditions, each Fund will attempt to achieve this objective by investing at least 65% of its assets in equity securities of domestic companies. The Funds may also invest up to 35% of their respective assets in cash and cash equivalents to provide them with liquidity and flexibility.

INVESTMENT STRATEGY
-----------------------------------------------------------------

 	In managing the Funds' portfolios, the Advisor seeks investments in domestic companies that the Advisor believes have the potential to grow or appreciate faster than the general market. For the Small Cap Fund, the Advisor invests primarily in small capitalization companies, and for the Large Cap Fund, the Advisor invests primarily in large capitalization companies. For this purpose, a small capitalization company would typically have a market capitalization of $2 billion or less, while a large capitalization company would typically have a market capitalization of $5 billion or more. The Advisor's general strategy is to invest at least 65% of each Fund's total assets in the equity securities of these companies (i.e., small capitalization companies for the Small Cap Fund and large capitalization companies for the Large Cap Fund).

     When making purchase decisions for the Funds, the Advisor uses a "buy discipline" that involves three key components:

  * Research

     The Advisor gathers research on potential investment candidates from a wide variety of internal and external sources, including research provided by institutions and the brokerage community, internally-generated analysis, business and trade publications and annual reports, prospectuses and publicly available filings made with the SEC. To further qualify prospective investments, the Advisor analyzes information from corporate contacts, industry conferences and conversations and visits with company management.

  * Fundamentals

     Once the research phase is complete, the Advisor reviews certain fundamental attributes that it believes a "buy" candidate should possess relating to, among other things,
     (i) growth of sales and earnings, (ii) earnings power, trends and predictability, (iii) quality of management, (iv) competitive position of products and/or services, (v) fundamentals of the industry in which the company operates and (vi) economic and political trends affecting the company. The Advisor also assesses the liquidity of the investment to determine whether it has the potential to appreciate faster than the general market.

  * Valuation

     Finally, the Advisor values companies by considering price to sales ratios and price to earnings ratios within a peer group.

     From this process, the Advisor constructs a list of securities for each Fund to purchase.

     The Advisor makes sell decisions for the Funds based on a number of factors, including deterioration in a company's underlying fundamentals (as detailed above) and better relative value in other securities.

IMPLEMENTATION OF INVESTMENT OBJECTIVE
-----------------------------------------------------------------

     In implementing its investment objective, each Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus and in the Funds' SAI.

Common Stocks and Other Equity Securities

     Each Fund will invest in common stocks and other equity securities. Other equity securities may include preferred stocks, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common and preferred stocks. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company, expectations for the company's prospects and general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Temporary Strategies

     Prior to investing the proceeds from sales of Fund shares, to meet ordinary daily cash needs and to retain the flexibility to respond promptly to changes in market and economic conditions, each Fund may invest up to 35% of its assets in cash and cash equivalents. Cash equivalents are short-term fixed-income securities issued by private and governmental institutions. It is impossible to predict when and for how long the Advisor may employ these strategies for the Funds. To the extent a Fund engages in any of these temporary strategies, the Fund may not achieve its investment objective.

Small Capitalization Companies

     The Small Cap Fund will invest primarily in the common stocks and other equity securities of small companies. While companies with smaller market capitalizations have the potential for significant capital appreciation, the equity securities of these companies also involve greater risks than larger, more established companies. Small capitalization companies may lack the management experience or depth, financial resources, product diversification and competitive strength of large capitalization companies. Moreover, the market for small capitalization securities is generally less liquid and subject to greater price volatility than the market for large capitalization securities.

FINANCIAL HIGHLIGHTS OF THE FUNDS
-----------------------------------------------------------------

     The financial highlights table is intended to help you understand each Fund's financial performance. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers
LLP, whose report, along with each Fund's financial statements, are included in the Funds' annual report, which is available upon request.

                               Small Cap Fund - Class A

                       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                       Nov. 30, 1996  Nov. 30, 1997  Nov. 30, 1998  Nov. 30, 1999  Nov. 30, 2000
                        Class A        Class A        Class A        Class A        Class A
Per share data:
 Net asset value,
 beginning of period	$14.32         $16.57         $19.84         $16.73         $19.60
Income from
 investment
 operations:
 Net investment loss   (0.16)(1)      (0.22)(1)      (0.18)(1)      (0.27)(1)      (0.28)(1)
 Net realized and
 unrealized gains
 (losses) on investments  3.01          4.58         (1.67)           3.18           2.43
 			        ----          ----          -----           ----           ----
Total from investment
 operations         	  2.85          4.36         (1.85)           2.91           2.15
    			        ----          ----          -----           ----           ----
Less distributions:
 From net realized gains (0.60)         (1.09)         (1.26)         (0.04)         ----
				  -----          -----          -----          -----         ----
Net asset value, end
 of period		     	 $16.57         $19.84         $16.73         $19.60         $21.75
				 ------	    ------		 ------	    ------		 ------
				 ------	    ------		 ------	    ------	       ------

Total Return            20.88%(2)      27.99%(2)      (9.82)%(2)     17.41%(2)      10.97%(2)


Supplemental data and
ratios:
Net assets, end of
 period			$7,725,072    $11,758,733    $13,215,299    $14,001,255   $14,908,546
Ratio of expenses to
 average
 net assets:
 Before expense waiver    	3.52%         2.87%          2.65%          2.50%         2.09%
 After expense waiver    	2.00%         2.00%          1.89%          2.00%         2.00%
Ratio of net
 investment loss
 to average net
 assets:
 Before expense waiver    	(2.74)%       (2.21)%        (1.89)%        (1.98)%       (1.22)%
 After expense waiver     	(1.22)%       (1.34)%        (1.13)%        (1.48)%       (1.13)%
Portfolio turnover rate     	 71%(3)        55%(3)         57%(3)         64%(3)        46%(3)

                                  ____________
   (1)Net investment loss per share is calculated using the ending balance of
   	undistributed net investment loss prior to consideration of adjustments permanent book and tax differences.
   (2)Effective January 1, 1996, the Small Cap Fund instituted a maximum 4.25%
   	front-end sales load on Class A shares.  The total return calculation does not reflect the 4.25% front-end sales load.
   (3)Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                            	Small Cap Fund - Class C

                                Nine Months
                                   Ended          Year Ended      Year Ended       Year Ended
                              Nov. 30,1997(1)    Nov. 30, 1998    Nov. 30, 1999    Nov. 30, 2000
                                  Class C          Class C          Class C          Class C
Per share data:
Net asset value, beginning
 of period			         $16.20            $19.75          $16.54           $19.24
Income from investment
 operations:
 Net investment loss           (0.13)(2)           (0.34)(3)      (0.46)(2)         (0.48)(2)
 Net realized and
  unrealized gains
  (losses) on investments       3.68               (1.61)          3.20               2.42
                                ----                -----          ----               ----
Total from investment
 operations			        3.55               (1.95)          2.74               1.94
					  ----               ------          ----               ----
Less distributions:
 From net realized gains        ----               (1.26)        (0.04)               ----
					  ----               ------        ------               ----
Net asset value, end of
 period				$19.75               $16.54        $19.24             $21.18
					------		   ------	     ------			------
					------		   ------	     ------			------

Total Return                  21.91%(4)            (10.40)%       16.58%             10.08%

Supplemental data and
ratios:
Net assets, end of period      $334,836         $1,255,930      $1,497,642       $1,330,540
Ratio of expenses to
 average net assets:
 Before expense waiver           3.63%(5)        3.39%            3.25%            2.84%
 After expense waiver            2.80%(5)        2.63%            2.75%            2.75%
Ratio of net investment
 loss to average net assets:
 Before expense waiver          (3.01)%(5)      (2.63)%          (2.73)%          (1.97)%
 After expense waiver           (2.18)%(5)      (1.87)%          (2.23)%          (1.88)%
 Portfolio turnover rate          55%(6)         57%(6)          64%(6)           46%(6)
____________
(1)Effective March 1, 1997, the Small Cap Fund offered a second class of shares, Class C.
(2)Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.
(3)Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(4)Not annualized.
(5)Annualized.
(6)Calculated on the basis of the Small Cap Fund as a whole without distinguishing between the classes of shares issued.

                                    Large Cap Fund

                                                March 1, 1999(1)
                                                       to                   Year Ended
                                                 Nov. 30, 1999            Nov. 30, 2000
                                                    Class A                  Class A
       Per share data:
       Net asset value, beginning of period          $12.00                   $12.45
       Income from investment operations:
        Net investment loss                        (0.05)(2)                (0.09)(2)
        Net realized and unrealized gains
        on investments   				 	0.50                     1.53
									----                     ----
       Total from investment operations               0.45                     1.44
                                                      ----                     ----
       Less distributions:
        From net realized gains                        --                       --
                                                       --                       --
       Net asset value, end of period                $12.45                   $13.89
       							     ------                   ------
							   	     ------                   ------

       Total Return                               3.75%(3)(4)               11.57%(4)

       Supplemental data and ratios:
       Net assets, end of period                   $1,855,483              $2,529,629
       Ratio of expenses to average net
        assets:
        Before expense waiver                        7.80%(5)                  4.72%
        After expense waiver                         2.00%(5)                  2.00%
       Ratio of net investment loss to
        average net assets:
        Before expense waiver                       (6.38)%(5)                (3.40)%
        After expense waiver                        (0.58)%(5)                (0.68)%
       Portfolio turnover rate                       52%(6)                   25%(6)
      ____________
      (1)    Commencement of operations.
      (2)    Net investment loss per share is calculated using the ending
         	 balance of undistributed net investment loss prior to consideration of
          	 adjustments for permanent book and tax differences.
      (3)    Not annualized.
      (4)    The total return calculation does not reflect the 4.25% sales
        	 load.
      (5)    Annualized.
      (6)    Calculated on the basis of the Large Cap Fund as a whole without
         	 distinguishing between the classes of shares issued.

PRIOR PERFORMANCE OF THE ADVISOR
-----------------------------------------------------------------

     The performance information set forth below for the private accounts of the Advisor has been calculated in accordance with recommended standards of the Association of Investment Management and Research ("AIMR"), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, if any, accrued income, if any, and realized and unrealized gains and losses, if any. Total return is calculated quarterly in accordance with the "time-weighted" rate of return method provided for by AIMR standards, accounted for on a trade-date and accrual basis. AIMR standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total return. Principal additions and withdrawals are weighted in computing the quarterly returns based on the timing of these transactions. The quarterly returns are geometrically linked to derive annual total returns.

        Since April 1990, the Advisor has managed separate private accounts (the "Private Accounts") which pursue substantially the same investment objective, policies and strategies, and which are managed in the same manner, as the Large Cap Fund. The Private Accounts are not subject to the same types of expenses to which the Large Cap Fund is subject nor to the specific tax restrictions and investment limitations imposed on the Large Cap Fund by the Internal Revenue Code of 1986, as amended (the "Code"), and the Investment Company Act of 1940, as amended (the "1940 Act"), respectively. The following chart illustrates how the performance of the Advisor's Large Cap Equity Composite (a composite including all of the Advisor's large cap equity Private Accounts) compares to the performance of the S&P 500r for the eleven years ended December 31, 2000. The performance results of the composite described below could have been adversely affected if the Private Accounts included in the composite had been regulated as investment companies under the federal tax and securities laws.

        The Advisor has prepared and presented this information in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS). AIMR has not been involved in the preparation or review of this information.
                     Large Cap Equity Composite
                     Performance vs. S&P 500
      Performance from April 1990 through December 31, 2000

                          Total Return

                               Large Cap
        Time Period             Equity          S&P 500r
                               Composite

     1/1/00 - 12/31/00           5.21%          (9.13)%
     1/1/99 - 12/31/99          14.66%           21.05%
     1/1/98 - 12/31/98          21.38%           28.58%
     1/1/97 - 12/31/97          29.21%           33.36%
     1/1/96 - 12/31/96          28.65%           22.97%
     1/1/95 - 12/31/95          43.83%           37.59%
     1/1/94 - 12/31/94           2.05%           1.32%
     1/1/93 - 12/31/93           8.24%           10.08%
     1/1/92 - 12/31/92          (0.06)%          7.62%
     1/1/91 - 12/31/91          40.24%           30.47%
     4/1/90 - 12/31/90           2.16%          (0.09)%

     The composite performance presented above reflects the performance of the Private Accounts included in the Large Cap Equity Composite. Performance results are expressed net of transaction costs, commissions, and advisory fees. The S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Large Cap EquityComposite represents the Advisor's past performance for all similarly managed private accounts and should not be interpreted as indicative of the future performance of the Large Cap Fund.

FUND MANAGEMENT AND DISTRIBUTION
-----------------------------------------------------------------

Management

     The Funds have entered into an Investment Advisory Agreement with the Advisor pursuant to which the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Funds' Board of Directors.

      Advisor. Oak Ridge Investments, LLC is a growth equity capital management firm which serves as investment advisor to individual and institutional clients. The Advisor is located at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603. The Advisor, including its predecessor, Oak Ridge Investments, Inc., has been in the investment management business since September 1989.

      Under an Amended and Restated Investment Advisory Agreement dated March 1, 1999, the Small Cap Fund pays the Advisor an annual management fee of 0.75% and the Large Cap Fund pays the Advisor an annual fee of 0.60% of the respective Fund's average daily net assets attributable to each class. The advisory fee is accrued daily and paid monthly. For the fiscal year ended November 30, 2000, the Advisor contractually agreed to waive its management fee and/or reimburse operating expenses for each Fund to the extent necessary to ensure that (i) the total operating expenses for each Fund's Class A shares did not exceed 2.00% of average daily net assets and (ii) the total operating expenses for each Fund's Class C shares did not exceed 2.75% of average daily net assets. Pursuant to an expense cap agreement dated March 1, 1999, as amended effective March 31, 2001, the Advisor has agreed to continue this waiver/reimbursement policy until March 31, 2002. After March 31, 2002, the Advisor may from time to time voluntarily (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of a Fund's operating expenses for either class. Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and class and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

     Under the Investment Advisory Agreement, not only is the Advisor responsible for management of the Funds' assets, but also for portfolio transactions and brokerage.

     Portfolio Manager. The Funds are managed by David M. Klaskin, who is the Chairman, Treasurer and Chief Investment Officer of the Advisor. Mr. Klaskin has held the position of Chairman of the Advisor since November 1998, and has held the other positions with the Advisor (and its predecessor) since December 1989. Mr. Klaskin served as the President of the Advisor (and its predecessor) from December 1989 until November
1998.   From May 1982 until December 1989, Mr. Klaskin was a
Financial Consultant with Shearson Lehman Hutton in Chicago, Illinois. Mr. Klaskin received his B.S. degree in Finance from Indiana University in 1982.

Custodian, Transfer Agent and Administrator

     Firstar Bank, N.A. acts as custodian of the Fund's assets. Firstar Mutual Fund Services, LLC serves as transfer agent for the Fund (the "Transfer Agent") and as the Fund's administrator. Firstar Bank, N.A. and Firstar Mutual Fund Services, LLC are affiliated entities.

Distributor

     Oak Ridge Investments, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Funds' shares (the "Distributor"). Prior to July 1997, the Distributor also served as the investment advisor to the Small Cap Fund (the Large Cap Fund was not available at that time). In July 1997, the Advisor succeeded to the investment advisory business of the Distributor, which included management of the Small Cap Fund's assets. The Distributor is managed and owned by the same persons who manage and own the Advisor. Accordingly, the Distributor and the Advisor are affiliates.

YOUR ACCOUNT
-----------------------------------------------------------------

Choosing a Fund

     This Prospectus offers two Funds to prospective investors: the Small Cap Fund and the Large Cap Fund. The only difference between the two Funds is that the Small Cap Fund will invest primarily in equity securities of small capitalization companies (i.e., companies with a market capitalization of $2 billion or less), while the Large Cap Fund will invest primarily in equity securities of large capitalization companies (i.e., companies with a market capitalization of $5 billion or more).

Choosing a Class

     Each Fund has two classes of shares:  Class A and Class C.
(However, the Large Cap Fund's Class C shares are not currently available to investors.) Each class has its own cost structure, as follows:

                  Class A                     Class C
                  -------                     -------

          * Front-end sales           * No front-end sales
          charge with break           charge.
          points and certain
          exceptions.
                                      * Rule 12b-1 fees equal
          * Rule 12b-1 fees equal     to 1.00% of the average
          to 0.25% of the average     daily net assets of the
          daily net assets of the     class.
          class.

Class A Shares

     Class A shares are offered and sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share (computed after the purchase order and funds are received by the Transfer Agent) and the sales charge indicated below:

                         Total Sales Charge
-----------------------------------------------------------------

                                As a               As a
         				  Percentage         Percentage of
         Your Investment        of Offering Price  Your Investement
	   ----------------	  ------------------ ----------------

Less than $50,000                     4.25%           4.44%
$50,000 but less than $100,000        3.75%           3.90%
$100,000 but less than $250,000       3.25%           3.36%
$250,000 but less than $500,000       2.25%           2.30%
$500,000 but less than $1,000,000     1.75%           1.78%
$1,000,000 or more                    1.00%           1.01%

        No sales charge is imposed on the reinvestment of dividends or capital gains. To determine whether you qualify to purchase shares at net asset value, see "Class A Sales Charge Waivers," below.

        In addition to the sales charge described above, Class A shares are also subject to Rule 12b-1 fees in an aggregate amount of 0.25% of the average daily net assets attributable to such shares. For more information, see "Distribution Plans," below.

Class C Shares

        Class C shares are offered and sold on a continual basis at net asset value (computed after the purchase order and funds are received by the Transfer Agent) without the imposition of any sales charge. However, as described under "Distribution Plans," Class C shares are subject to higher Rule 12b-1 fees than Class A shares.

Class A Sales Charge Waivers

     The following persons may purchase Class A shares without any sales charge, upon the written assurance that the purchase is made for investment purposes and that the shares will not be transferred or resold except through redemption or repurchase by or on behalf of the relevant Fund:

     * employee benefit plans qualified under Section 401(k) of the Code, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Distributor; currently, those criteria require that the employer establishing the plan have 1,000 or more eligible employees;

     * directors, officers and full-time employees of the Funds, the Advisor, the Distributor and affiliates of such companies, and spouses and family members of such persons;

     * registered securities brokers and dealers which have entered into a sales agreement with the Distributor, and their affiliates, for their investment accounts only;

     * registered personnel and employees of such securities brokers and dealers referred to above, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer; and

     * registered investment advisors affiliated with the Advisor and/or the Distributor, by agreement or otherwise, on behalf of their clients, who are participating in a comprehensive fee program (also known as a wrap fee program).

     Please call 1-800-407-7298 for more information on purchases of Class A shares at net asset value.

Distribution Plans

        Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act for each class of shares (the "Class A Plan" and the "Class C Plan") pursuant to which certain distribution and/or service fees are paid to the Distributor. Under the Class A Plan, each Fund is required to pay the Distributor a distribution fee for the promotion and distribution of the Class A shares of 0.25% of the average daily net assets of the Fund attributable to the Class A shares, computed on an annual basis. The Class C Plan requires each Fund to pay the Distributor (i) a distribution fee of 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis.

Investing in the Funds

     Before opening an account and investing in Fund shares, you should:

     (1)  Read this Prospectus carefully.

     (2) Determine which Fund or Funds you would like to invest in and which class or classes of shares you would like to buy.

     (3) Determine how much you would like to invest. The minimum initial investment requirements for both Class
          A and Class C shares are:

               *Non-retirement account:       $2,000

               *Traditional IRA:              $1,000

               *Education IRA:                $500

               *Subsequent investments:       $100 (if by check)
                                              $1,000 (if by wire
                                              or telephone)

               *Automatic Investment Plan     $100
                ("AIP")(to maintain the plan,
                you must invest at least $100
                per month)

               *Employee benefit plans         Minimum is waived
                qualifiedunder Sections 401,
                403(b)(7) or 457 of the Code

          The Funds may change or waive these minimums at any time; you will be given at least 30 days' notice of any increase in the minimum dollar amount of purchases.

     (4) Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your investment professional or the Funds at 1-800-407-7298. Account applications will be accepted by the Distributor, the Transfer Agent or investment professionals who have entered into a selling or service agreement with the Distributor.

     (5) Make your initial investment, and any subsequent investments, following the instructions set forth below.

Buying Shares

     Opening an Account. You may open an account by completing an account application and paying for your shares by check or wire. You may also open an account using the Funds' exchange privilege, which is described in detail in the SAI. All new account applications should be given to your investment professional or forwarded to the Distributor or the Transfer Agent, whose addresses appear on the back cover page of this Prospectus. A confirmation indicating the details of each purchase transaction will be sent to you promptly.

     By check

     * Make out a check for the investment amount, payable to "Oak Ridge Small Cap Equity Fund," if you are purchasing shares in the Small Cap Fund, or "Oak Ridge Large Cap Equity Fund," if you are purchasing shares in the Large Cap Fund. Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan or credit union. Neither cash nor third-party checks will be accepted.

     * You may be charged a transaction fee in addition to the sales charge with respect to Class A shares sold by certain broker-dealers. Certain broker-dealers may also charge a transaction fee for purchases of Class C shares.

     * If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Funds as a result.

     * All applications to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. The Funds reserve the right to decline a purchase application in whole or in part.

     By wire

     * Instruct your bank to use the following instructions when wiring funds:

          Wire to:  Firstar Bank, N.A.
                       ABA Number 042000013

          Credit:   Firstar Mutual Fund Services, LLC
                    Account Number 112-952-137

          Further credit:(name of Fund being purchased)
                         (class of shares being purchased)
                         (shareholder account number)
                         (shareholder name/account registration)

     * Please call 1-800-407-7298 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions. The Transfer Agent may charge a $15.00 service fee for wire transactions.

     * The Funds are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

        Adding to an Account. You may add to your account by check, wire or telephone. A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

     By check

     * Make out a check for the investment amount, payable to "Oak Ridge Small Cap Equity Fund," if you are purchasing shares in the Small Cap Fund, or "Oak Ridge Large Cap Equity Fund," if you are purchasing shares in the Large Cap Fund. Neither cash nor third-party checks will be accepted.

     * Fill out the detachable investment form from your account statement or send a note specifying your account number and the name(s) in which the account is registered.

     * Deliver the check and your investment form or note to your investment professional, the Distributor or the TransferAgent.

     By wire

     *  Follow the wire instructions used to open an account.

     By telephone

     * Please call 1-800-407-7298 for information regarding the purchase of Fund shares by telephone.

     Automatic Investment Plan. The Automatic Investment Plan ("AIP") is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. The AIP allows you to make regular, systematic investments in one or both of the Funds from your checking account. The minimum initial investment for investors using the AIP is $100. Please refer to the SAI for instructions as to how you may establish the AIP for your account, or call 1-800-407-7298.

        Exchange of Shares. You may also add to your account using the Funds' exchange privilege. You may exchange Class A shares of one Fund with Class A shares of the other Fund. The value of the shares to be exchanged will be the net asset value next determined after receipt of instructions for exchange; the price of the shares being purchased will be the net asset value (plus the initial sales charge, if applicable) next determined after receipt of instructions for exchange. An exchange is not a tax-free transaction. Please see the SAI for more information or call the transfer agent at 1-800-407-7298.

Redeeming Shares

     To Redeem Some or All of Your Shares. You may request redemption of part or all of your Fund shares at any time. The price per share will be the net asset value next computed after the time the redemption request is received in proper form by the Transfer Agent. See "Valuation of Fund Shares." The Funds normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt by the Transfer Agent of a redemption request in good order. However, the Funds may hold payment until investments which were made by check, telephone or pursuant to the AIP have been collected (which may take up to 15 days from the initial investment date). Redemptions may be made by written request, telephone or wire. You may also redeem shares using the Funds' exchange privilege, as discussed in the SAI. An exchange of Fund shares is not a tax-free transaction.

     By written request

     * Write a letter of instruction indicating the Fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

     * Include all signatures and any additional documents that may be required. See "Redeeming Shares-Special
        Situations," below.

     *  Forward the materials to the Transfer Agent.

     * A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

     By telephone

     * Fill out the "Telephone Redemption" section of your new account application.

     *  To place your redemption request, please call 1-800-407-
        7298.

     * Redemption requests by telephone are available for redemptions of $25,000 or less. Redemption requests for more than $25,000 must be in writing.

     * Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.

     * In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account,with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrator, trustees and guardians. See "Redeeming Shares-Special Situations," below.

     * The Funds reserve the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.

     * Once you place a telephone redemption request, it cannot be canceled or modified.

     * Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Funds will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephonic transactions and sending written confirmation of such transactions to investors.

     * You may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

     By wire

     * Redemptions by wire may be made pursuant to a written redemption request or pursuant to a telephone instruction.

     * Please call 1-800-407-7298 for information regarding redemptions by wire.

     * Funds will be wired on the next business day after receipt of redemption instructions. A $15.00 fee will be deducted from your account.

     Systematic Withdrawal Plan. You may set up automatic withdrawals from your account with the Funds at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, please call 1-800-407-7298. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the plan will be terminated.

     Special Situations. In certain circumstances, such as when corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact are involved or when the proceeds of redemption are requested to be sent to other than the address of record, additional documentation and signature guarantees may be required. Questions regarding such circumstances may be directed to the Transfer Agent by calling 1-800-407-7298. In addition, redemptions over $25,000 must be made in writing and require a signature guarantee. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, saving associations, credit unions, brokerage firms and others. A notary public stamp or seal is not acceptable.

     IRAs.  Shareholders who have an Individual Retirement
Account or other retirement plan must indicate on their redemption requests whether or not to withhold federal income taxes. Redemption requests failing to indicate an election will be subject to withholding.

     Termination of Accounts. Your account may be terminated by the Funds on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $500. A check for the proceeds of redemption will be sent to you within seven days of the redemption.

VALUATION OF FUND SHARES
-----------------------------------------------------------------

        The price of Fund shares is based on each Fund's net asset value, which is calculated using the market price method of valuation and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine net asset value on days the NYSE is closed. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, if any of these holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order or request is placed.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT
-----------------------------------------------------------------

     For federal income tax purposes, all dividends and distributions of net realized short-term capital gains you receive from the Funds are taxable as ordinary income, whether reinvested in additional shares or received in cash. Distributions of net realized long-term capital gains you receive from the Funds, whether reinvested in additional shares or received in cash, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Funds have held the security and not the length of time you have held shares in the Funds. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

        Dividends and capital gains, if any, will be distributed annually in December. Please note, however, that the objective of both Funds is capital appreciation, not the production of distributions. The Funds expect that, because of this investment objective, their distributions will consist primarily of long-term capital gains. You should measure the success of your investment by the value of your investment at any given time and not by the distributions you receive.

     All dividends or capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing net asset value unless you specifically request that dividends or capital gains or both be paid in cash. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Funds at Oak Ridge Funds, Inc., c/o Firstar Mutual Fund Services, LLC, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least ten days prior to the record date of any dividend or capital gain distribution. If you choose to have distribution checks mailed to you and either the U.S. Postal Service is unable to deliver the check to you or the check remains outstanding for at least six months, the Funds reserve the right to reinvest the check at the then current net asset value until you notify us with different instructions.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR                 TRANSFER AGENT AND
                                   ADMINISTRATOR
     Oak Ridge Investments,
     LLC                                Firstar Mutual Fund
     10 South LaSalle Street,           Services, LLC
     Suite 1050
     Chicago, Illinois  60603           For overnight deliveries,
                                        use:
                                        Oak Ridge Funds, Inc.
DISTRIBUTOR                             c/o Firstar Mutual Fund
                                        Services, LLC
     Oak Ridge Investments,             Third Floor
     Inc.                               615 East Michigan Street
     10 South LaSalle Street,           Milwaukee, Wisconsin
     Suite 1050                         53202
     Chicago, Illinois  60603
                                        For regular mail
                                        deliveries, use:
CUSTODIAN                               Oak Ridge Funds, Inc.
                                        c/o Firstar Mutual Fund
        Firstar Bank, N.A.              Services, LLC
     425 Walnut Street                  P.O. Box 701
     Cincinnati, OH  45202              Milwaukee, Wisconsin
                                        53202

                                   LEGAL COUNSEL

                                        Godfrey & Kahn, S.C.
                                        780 North Water Street
                                        Milwaukee, Wisconsin
                                        53202

                                   INDEPENDENT ACCOUNTANTS

                                        PricewaterhouseCoopers
                                        LLP
                                        100 East Wisconsin Avenue
                                        Suite 1500
                                        Milwaukee, Wisconsin
                                        53202

The SAI contains additional information about the Funds. Information about each Fund's investments is contained in the Funds' annual and semi-annual reports to shareholders. The annual report provides a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. The Funds' SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports are available without charge upon request to the address or toll-free telephone number noted in this Prospectus. These documents may also be obtained from certain financial intermediaries, including the Distributor, who purchase and sell Fund shares. Shareholder inquiries and requests for other information about the Funds can be directed to the Funds at the address and toll-free telephone number in this Prospectus.

   Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


The Funds' 1940 Act File Number is 811-8088.

              STATEMENT OF ADDITIONAL INFORMATION

                     Oak Ridge Funds, Inc.

                Oak Ridge Small Cap Equity Fund

                Oak Ridge Large Cap Equity Fund

                         P. O. Box 701
                Milwaukee, Wisconsin 53201-0701
                         1-800-407-7298


_________________________________________________________________

        This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Oak Ridge Small Cap Equity Fund (the "Small Cap Fund") and the Oak Ridge Large Cap Equity Fund (the "Large Cap Fund"), dated March 30, 2001. Each Fund is a series of Oak Ridge Funds, Inc. (the "Corporation").

        Each Fund's audited financial statements for the year ended November 30, 2000 are incorporated herein by reference to the Funds' 2000 Annual Report.

        A copy of the 2000 Annual Report and/or the Funds'
Prospectus is available without charge upon request to the above address or toll-free telephone number.



















   This Statement of Additional Information is dated
March 30, 2001.

TABLE OF CONTENTS


FUND ORGANIZATION                                               3

FUND POLICIES:  FUNDAMENTAL & NON-FUNDAMENTAL                   3

IMPLEMENTATION OF INVESTMENT OBJECTIVE                          4

DIRECTORS AND OFFICERS                                         13

CODE OF ETHICS                                                 14

PRINCIPAL SHAREHOLDERS                                         15

INVESTMENT ADVISOR AND DISTRIBUTOR                             16

FUND TRANSACTIONS AND BROKERAGE                                18

ADMINISTRATOR AND FUND ACCOUNTANT                              20

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT        20

DISTRIBUTION PLANS                                             20

PURCHASE, EXCHANGE AND PRICING OF SHARES                       22

TAXATION OF THE FUNDS                                          23

PERFORMANCE INFORMATION                                        23

INDEPENDENT ACCOUNTANTS                                        25

FINANCIAL STATEMENTS                                           25



     No person has been authorized to give any information or to make any representations other than those contained in this SAI and related Prospectus, and if given or made, the information or representations may not be relied upon as having been made by the Funds. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

FUND ORGANIZATION
-----------------------------------------------------------------


     The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Corporation is organized as a Maryland corporation and was incorporated on October 15, 1993. From January 3, 1994 until March 19, 1998, the Small Cap Fund and the Corporation were known as the O.R.I. Growth Fund and O.R.I. Funds, Inc., respectively. From March 20, 1998 until March 1, 1999, the Small Cap Fund and the Corporation were known as the Oak Ridge Growth Fund and the Oak Ridge Funds, Inc., respectively. On March 1, 1999, the Small Cap Fund's name was changed to the Oak Ridge Small Cap Equity Fund and the Large Cap Fund was created.

     The Corporation is authorized to issue shares of common stock in series and classes. The Corporation currently offers two series of shares: the Oak Ridge Small Cap Equity Fund and the Oak Ridge Large Cap Equity Fund. The shares of common stock of each Fund are further divided into two classes: Class A and Class C. Each share of common stock of each class of shares of each Fund is entitled to one vote on all questions, except that any matter which affects only one or more series or classes must be voted on separately by the affected series or class. Each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares of each Fund bears its own expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class.

     No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.
Generally, the Funds will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended
(the "1940 Act") or Maryland law.

FUND POLICIES:  FUNDAMENTAL & NON-FUNDAMENTAL
-----------------------------------------------------------------

     The following are the fundamental investment policies applicable to each Fund which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities. As used herein, a "majority of the relevant Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Fund.

     Neither Fund may:

          1. With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if such action would cause more than 5% of the Fund's total assets to be invested in securities of any one issuer, or purchase more than 10% of the outstanding voting securities of any one issuer;

          2. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then, only in an amount not to exceed
     33 1/3% of the value of the Fund's net assets at the time the borrowing is incurred; provided however, the Fund may engage in transactions in options, futures contracts and options on futures contracts. The Fund may not purchase securities when borrowings exceed 5% of its total assets;

          3. Act as an underwriter of another issuer's securities except for the sale of restricted securities;

          4. Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except to secure permitted borrowings and except that the Fund may invest in options, futures contracts and options on futures contracts;

          5. Make loans, except through (i) the purchase of investments permissible under the Fund's investment policies, or (ii) the lending of portfolio securities provided that no such loan of portfolio securities may be made by it if, as a result, the aggregate of such loans would exceed 5% of the value of the Fund's total assets;

          6. Purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchases of portfolio securities, the payment of initial and variation margin deposits in connection with futures contracts and options thereon, and the purchase and sale of options;

          7. Purchase, hold or deal in commodities or commodity contracts (except that the Fund may engage in futures and options on futures), or purchase or sell real estate including real estate limited partnerships, other than, to the extent permitted under the Fund's investment policies, instruments secured by real estate or interests therein or instruments issued by entities that invest in real estate or interests therein;

          8. Issue senior securities. For purposes of this investment restriction, the futures, options and borrowing actions permitted under the Fund's investment policies are not deemed to be the issuance of senior securities; and

          9. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of issuers whose principal business activities are in the same industry or group of industries.

     The investment objective of both Funds, which is to seek capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of a majority of the relevant Fund's outstanding voting securities.

     The following are the non-fundamental investment policies applicable to each Fund which may be changed by the Board of Directors of the Funds without shareholder approval.

     Neither Fund may:

          1. Invest in illiquid securities (i.e., securities that are not readily marketable) if, as a result of such investments, more than 5% of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities;

          2. Invest in any investment company, except to the extent permitted under the 1940 Act; and

          3. Enter into futures contracts or related options if more than 5% of the Fund's net assets would be represented by futures contracts or related options, or more than 5% of the Fund's net assets would be committed to initial margin and premiums on futures contracts and related options.

     With the exception of fundamental investment restriction number 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE
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     The following information supplements the discussion of the Funds' investment objective and strategy described in the Prospectus under the heading "Investment Objective" and "Investment Strategy."

In General

     Neither Fund will invest more than 5% of its net assets in any one of the following types of investments:

     * preferred stocks;

     * warrants to purchase common or preferred stock;

     * securities convertible or exchangeable into common or preferred stock;

     * investment grade debt securities;

     * repurchase agreements with member banks of the Federal
       Reserve System or certain non-bank dealers;

     * illiquid securities;

     * securities purchased on a when-issued or delayed delivery basis; and

     * derivative instruments, such as transactions in options, futures and options on futures.

     Investment grade debt securities include long-term debt obligations rated Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch IBCA Information, Inc. ("Fitch"). Bonds rated Baa by Moody's or BBB by S&P, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

Warrants

     Each Fund may invest in warrants, valued at the lower of cost or market, if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. In addition, the value of the warrant does not necessarily change with the value of the underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Convertible Securities

     Each Fund may invest up to 5% of its net assets in convertible securities, which are bonds, debentures, notes or other securities that may be converted into or exchanged for a specified amount of common or preferred stock of the same or a different company within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common or preferred stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying stock or sell it to a third party.

Repurchase Obligations

     Each Fund may enter into repurchase agreements with respect to no more than 5% of its net assets with certain banks and certain non-bank dealers. In a repurchase agreement, a Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Funds' investment advisor, Oak Ridge Investments, LLC (the "Advisor"), will monitor the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks.

Illiquid Securities

     Each Fund may invest up to 5% of its net assets in illiquid securities (i.e.,securities that are not readily marketable).For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), except 144A securities which are considered liquid under guidelines adopted by the Board, repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors of the Funds or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation.

     The Board of Directors has delegated the day-to-day determination of the liquidity of any security to the Advisor, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors, or its delegate. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

When-Issued Securities

     Each Fund may invest up to 5% of its net assets in securities issued on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, with delivery and payment for the securities occurring at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by a Fund to the issuer, and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

        The Funds will maintain liquid securities equal in value to commitments for when-issued securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Funds will meet their obligations from then available cash flow, sale of the designated securities, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Funds' payment obligation).

Derivative Instruments

     In General. Each Fund may invest up to 5% of its net assets in derivative instruments. A Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies or commodities. These "other assets" are commonly referred to as "underlying assets."

     Hedging. The Funds may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, their portfolios. Derivatives may also be used by the Funds to "lock-in" realized but unrecognized gains in the value of their portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing Risk. The Funds may also use derivative instruments to manage the risks of their portfolios. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Funds' portfolios, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to certain asset classes, such as equity, debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Funds to invest than "traditional" securities (i.e., stocks or bonds) would.

     Exchange or OTC Derivatives. Derivative instruments may be exchange-traded or traded in over-the-counter ("OTC") transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     Risks and Special Considerations. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Advisor's ability to predict movements of the securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Advisor's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with its objectives, investment limitations and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the relevant Fund's entire portfolio and investment objective.

     (2) Credit Risk. The Funds will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

     (3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) can result from an imperfect correlation between the price movements of the two instruments.
With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset.
With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Funds.

     (5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) Systemic or "Interconnection" Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

     General Limitations. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities.

     The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act, the notice of eligibility for the Funds includes representations that the Funds will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Funds may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of each Fund's net assets. Adherence to these guidelines does not, however, limit a Fund's risk to 5% of its net assets.

        The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of Fund assets, the SEC has stated that a Fund may use coverage or the segregation of its assets. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts, or designated as cover, could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

        In some cases, a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets as cover to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and by reference to the nature of the exposure arising from the assets set designated as cover.

     Options. A Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation.
The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Funds may purchase (buy) or write
(sell) put and call options on assets, such as securities and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

     The Funds may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Funds to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Funds will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Funds would be considered illiquid to the extent described under "- Illiquid Securities," above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Funds will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Funds purchase or write an OTC option, they rely on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Funds as well as the loss of any expected benefit of the transaction.

     The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Funds might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     Futures Contracts. A Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging and managing risk but not for speculation. The Funds may enter into futures contracts, including interest rate and index futures, and purchase put and call options, and write covered put and call options, on such futures. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and sales of futures as an offset against the effect of expected declines in securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous than purchasing the futures contract.

     To the extent required by regulatory authorities, the Funds may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Funds' exposure to market fluctuations, the Funds may be able to hedge their exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Funds realize a loss; if it is more, the Funds realize a gain. Conversely, if the offsetting sale price is more than the original purchase price, the Funds realize a gain; if it is less, the Funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Funds are not able to enter into an offsetting transaction, they will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Funds upon entering into futures contracts. Instead, at the inception of a futures contract, the Funds are required to deposit in a segregated account with their custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash or other liquid assets, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Funds at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by an exchange to increase the level of their initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Funds' obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. Under these circumstances, the Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.



Lending of Portfolio Securities

     Each Fund may lend its portfolio securities, up to 5% of its total assets, to broker-dealers or institutional investors as a means of earning income. In return, the Funds will receive collateral in cash or money market instruments. The collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. The Funds will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Funds may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Funds may pay reasonable custodial and administrative fees in connection with a loan. The Funds will retain the right to call, upon notice, lent securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the Advisor will review the creditworthiness of the entities to which loans are made to evaluate those risks.

Temporary Strategies

     As described in the Prospectus under the heading "Implementation of Investment Objective," prior to investing the proceeds from sales of Fund shares, to meet ordinary cash needs and to retain the flexibility to respond promptly to changes in market and economic conditions, each Fund may invest up to 35% of its assets in cash and cash equivalents. Cash equivalents are short-term fixed income securities issued by private and governmental institutions which are rated A-1 or higher by S&P, Prime-1 or higher by Moody's, D-2 or higher by D&P or F-2 or higher by Fitch. Such securities include, without limitation, the following:

          U.S. Government Securities. These securities include bills, notes and bonds differing as to maturity and rate of interest which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

          Certificates of Deposit. These securities are issued against funds deposited in a U.S. bank or savings and loan association and are for a definite period of time, earn a specified rate of return and are normally negotiable. If a certificate of deposit is non-negotiable, it will be considered illiquid and will be subject to each Fund's 5% restriction on investments in illiquid securities. A certificate of deposit requires the issuer to pay the amount deposited plus interest to the holder of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Funds will not generally be fully insured.

          Bank Time Deposits. Bank time deposits are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of time deposits, in which case the yields of these investments will be reduced.

          Bankers' Acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          Repurchase Agreements. For this purpose, repurchase agreements include only those entered into with respect to obligations of the U.S. government, its agencies or instrumentalities. In such a transaction, at the time a Fund purchases the security, it simultaneously agrees to resell the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Funds to invest temporarily available cash. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Funds are entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Funds could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Funds. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Funds to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          Commercial Paper. These securities include commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change). Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes; however, they are redeemable by the Funds at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

DIRECTORS AND OFFICERS
-----------------------------------------------------------------


     Under the laws of the State of Maryland, the Board of Directors of the Funds is responsible for managing the Funds' business and affairs.

     Directors and officers of the Funds, together with information as to their principal business occupations during at least the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

*David M. Klaskin, President and a Director of the Funds (DOB
8/6/60).

     Mr. Klaskin has been the Chairman of the Advisor since November 1998 and the Treasurer and Chief Investment Officer of the Advisor (and its predecessor) since December 1989. Mr. Klaskin served as the President of the Advisor (and its predecessor) from December 1989 until November 1998. Mr. Klaskin has held the same positions (with the exception of Chief Investment Officer) for the same time periods with the Funds' principal distributor, Oak Ridge Investments, Inc. (the "Distributor"). From May 1982 until December 1989,
     Mr. Klaskin was a Financial Consultant with Shearson Lehman Hutton, Chicago, Illinois, where he was responsible for managing funds for both individual and institutional clients. Mr. Klaskin graduated from Indiana University with a B.S. in Finance in 1982.

*Samuel Wegbreit, Chairman of the Board, Treasurer, Assistant
Secretary and a Director of the Funds (DOB 9/28/57).

     Mr. Wegbreit has been the Vice-Chairman of the Advisor since November 1998 and the Secretary of the Advisor (and its predecessor) since September 1989. Mr. Wegbreit served as the Chairman of the Advisor (and its predecessor) from September 1989 until November 1998. Mr. Wegbreit has held the same positions for the same time periods with the Distributor. From April 1988 until September 1989, Mr. Wegbreit was self-employed as a Securities Trader in New York, New York. From October 1983 until April 1988, Mr. Wegbreit was a Securities Trader and Vice-President with Morgan Stanley & Co. in New York, New York. Mr. Wegbreit graduated from Brown University with a B.S. in Applied Mathematics in 1979.

Daniel A. Kaplan, a Director of the Funds (DOB 4/5/60).

     Mr. Kaplan is a Certified Public Accountant and the President of Loft Development Corporation, a real estate development company located in Chicago, Illinois. Mr. Kaplan has been employed by Loft Development Corporation since 1986.

A. Charlene Sullivan, Ph.D., a Director of the Funds (DOB
1/21/49).

     Dr. Sullivan has been an Associate Professor of Finance at Purdue University since 1978.

Angelo Louis Spoto, a Director of the Funds (DOB 4/12/29).

     Mr. Spoto has been a private investor since 1990. Prior to 1990 Mr. Spoto was a Senior Vice President - Investments with Blunt Ellis & Loewi, Inc., in Rockford, Illinois. Mr. Spoto has been a Director of the Funds since January 1999.

John Peters, Secretary of the Funds (11/14/47).

     Mr. Peters has been the President of the Distributor since July 15, 1998. From September 1, 1997 until June 1, 1998, Mr. Peters was President of Dreman Value Management, Jersey City, New Jersey. From January 1, 1990 until January 1, 1997, Mr. Peters was the Managing Director of Kemper Financial Services, Inc.

     Except for Mr. Kaplan, Dr. Sullivan and Mr. Spoto, the address of all of the above persons is Oak Ridge Investments, LLC, 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603. Mr. Kaplan's address is 641 West Lake Street, Suite 401, Chicago, Illinois 60661; Dr. Sullivan's address is Purdue University, Krannert Center, #217, West Lafayette, Indiana 47907; and Mr. Spoto's address is 355 Hickory Lane, Rockford, Illinois 61107.

        As of March 1, 2001, officers and directors of the Funds beneficially owned 7.76% of the shares of the Small Cap Fund's then outstanding Class A shares, 9.66% of the Large Cap Fund's Class A shares and none of the Small Cap Fund's nor Large Cap Fund's then outstanding Class C shares.

        Directors and officers of the Funds who are officers, directors, employees or shareholders of the Advisor or Distributor do not receive any remuneration from the Funds for serving as directors or officers. Accordingly, Messrs. Klaskin, Wegbreit and Peters do not receive any remuneration from the Funds for their services as directors and/or officers. However, Messrs. Spoto and Kaplan and Dr. Sullivan received the following fees in 2000 for their services as directors of the Funds:

Name                    Cash            Other          Total
                    Compensation(1)  Compensation   Compensation

Daniel A. Kaplan	   $2,000           $ -               $2,000

Angelo L. Spoto      $2,000           $ -               $2,000

A. Charlene Sullivan $1,500           $ -               $1,500
___________________
(1) Each director who is not deemed an "interested person" of the Funds, as defined in the 1940 Act, receives $250 per Fund for each Board of Directors meeting attended by such person. The Board held four meetings during fiscal 2000.

CODE OF ETHICS
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        The Funds, the Advisor and the Distributor have adopted an Amended and Restated Code of Ethics effective March 1, 2000 (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics governs all "Access Persons" of the Funds, the Advisor and the Distributor. The Code of Ethics is based upon the principle that directors, officers and employees of the Funds, the Advisor and the Distributor have a fiduciary duty to place the interests of each Fund's shareholders above their own.

     The term "Access Person" means (1) any director or officer of the Funds, the Advisor or the Distributor; (2) every employee of the Funds or the Advisor or any company in a control relationship to the Funds or Advisor, who in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Funds, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (3) any natural person in a control relationship to the Funds or Advisor who obtains information concerning recommendations made to the Funds with regard to the purchase or sale of a security by the Funds. The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics requires Access Persons to preclear most transactions. It also requires Access Persons (other than independent directors of the

Funds) to report transactions to the Funds' administrator, Firstar Mutual Fund Services, LLC. Moreover, Access Persons (other than independent directors of the Funds) are required, on an annual basis, to disclose all securities holdings.

     The Code of Ethics prohibits Access Persons from purchasing or selling securities that the Funds purchased or sold or the Advisor considered purchasing or selling during the 15-day period immediately before or after the Access Person's transaction unless the Access Person executes both the purchase and sale of such security at the same or lower price as that received by the applicable Fund. The Code of Ethics places other limitations on the acquisition of securities by Access Persons (other than independent directors of the Funds), such as prohibiting the purchase of securities in an initial public offering, restricting the purchase of private placement securities and prohibiting Access Persons who act as portfolio managers from engaging in short-term trading (purchasing or selling the same security within 60 days).

PRINCIPAL SHAREHOLDERS
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        As of March 1, 2001, the following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or both classes of shares of the Small Cap or Large Cap Fund:

                                   Class     Number    Percent  Percent
Name and Address          Fund   of Shares  of Shares  of Fund  of Class


Wexford Clearing       Large Cap  Class A  30,841.011  15.04%   15.04%
Services Corp.
Richard O. Klaskin
1038 Oak Ridge Drive
Glencoe, IL 60022-
1133

Wexford Clearing       Large Cap  Class A  20,666.667  10.08%   10.08%
Services Corp.
Delaware Charter C/F
Harold Leeper RO
1145 South Park
Terrace
Chicago, IL 60605-
2021

Wexford Clearing       Large Cap  Class A  20,096.463   9.80%   9.80%
Services Corp.
Prudential Securities
C/F
Jacqueline D. Siegel
2367 Wood Path Lane
Highland Park, IL
60035-2045

Wexford Clearing       Large Cap  Class A  13,265.583   6.47%   6.47%
Services Corp.
Delaware Charter C/F
Samuel Wegbreit
394 Chestnut Street
Winnetka, IL 60693-
2415

Dain Rauscher, Inc.    Small Cap  Class C  5,655.905    0.64%   7.78%
FBO
John L. Kelliher
2512 N. Bosworth #407
Chicago, IL 60614

Firstar Trust Company  Small Cap  Class C  4,189.223    0.47%   5.77%
Custodian for
Margaret P. McGuire
IRA Rollover
545 North Eagle
Island Road
Kankakee, IL 60901-
7551

Wexford Clearing       Small Cap  Class C  3,700.307    0.42%   5.09%
Services Corp.
Marie P. Rinaldi
Living Trust
516 N. Hamlin Ave
Park Ridge, IL 60068-
2928

     Based on the foregoing, as of March 1, 2001, no one owned a controlling interest in the Small Cap or Large Cap Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds. In addition, the Fund's officers and directors owned less than 1% of the shares of the Small Cap Fund and more than 6% of the shares of the Large Cap Fund.

INVESTMENT ADVISOR AND DISTRIBUTOR
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     Background. Prior to July 1997, Oak Ridge Investments, Inc., the Funds' principal distributor, also served as the Small Cap Fund's investment advisor (the Large Cap Fund was not available at that time). In July 1997, Oak Ridge Investments, LLC succeeded to Oak Ridge Investments, Inc.'s investment advisory business. Accordingly, at that time, Oak Ridge Investments, LLC became the investment advisor to the Small Cap Fund. Oak Ridge Investments, Inc. continues to serve as the Funds' principal distributor.

     The Advisor is managed and owned by the same persons who manage and own the Distributor. Specifically, Mr. Klaskin is the Chairman, Treasurer and Chief Investment Officer of the Advisor; Mr. Wegbreit is the Vice-Chairman and Secretary of the Advisor; and each such person owns shares representing more than 35% but less than 51% of the Advisor. Mr. Klaskin also serves as the Chairman and Treasurer of the Distributor; Mr. Wegbreit also serves as the Vice-Chairman and Secretary of the Distributor; and each such person owns shares representing more than 35% but less than 51% of the Distributor. Mr. Peters is the President of the Distributor.

        Advisor. The Funds' amended and restated investment advisory agreement is dated as of March 1, 1999 (the "Advisory Agreement"). The term of the Advisory Agreement began on March 1, 1999 and will continue in effect for successive periods of one year if such continuation is approved annually by the Board of Directors of the Funds or by vote of a majority of each Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Funds' directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved by the directors, including a majority of the disinterested directors, on October 19, 2000. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Funds, by vote of a majority of each Fund's outstanding voting securities or by the Advisor, and will terminate automatically in the event of its assignment.

     Under the terms of the Advisory Agreement, the Advisor manages the Funds' investments and business affairs, subject to the supervision of the Board of Directors. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Funds. Prior to March 1, 1999, the Small Cap Fund paid the Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of its shares. Effective March 1, 1999, the Advisor agreed to reduce its advisory fee to 0.75% of the Fund's average daily net assets. The Large Cap Fund pays the Advisor an annual management fee of 0.60% of its average daily net assets attributable to each class of its shares. The advisory fee is accrued daily and paid monthly.

        From time to time, the Adviser has waived all or a portion of its management fee and/or absorbed expenses for one or both classes of shares of one or both of the Funds. For the fiscal years ended November 30, 1998, 1999, and 2000 the Advisor agreed to waive its management fee and/or reimburse operating expenses for the Small Cap Fund to the extent necessary to ensure that (i) total operating expenses for the Class A shares did not exceed 2.00% of average daily net assets and (ii) total operating expenses for the Class C shares did not exceed 2.75% of average daily net assets. For the fiscal years ended
November 30, 1998, 1999, and 2000, the Small Cap Fund paid the Advisor net of waivers $32,670, $47,440, and $121,715 respectively, for its investment advisory services, and the Advisor waived $102,836, $74,488, and $16,016 respectively, of its fee. Of the fees paid in 1998, $29,835 was attributable to Class A shares and $2,835 was attributable to Class C shares; of the fees paid in 1999, $42,269 was attributable to Class A shares and $5,171 was attributable to Class C shares, and of the fees paid in 2000, $111,064 was attributable to Class A shares and $10,651 was attributable to Class C shares. For the period from March 1, 1999 (commencement of operations) through November 30, 1999, the Large Cap Fund did not pay any management fee to the Advisor because the Advisor waived its entire fee. If the Advisor had not waived its fee, it would have received $7,865. For the fiscal year ended November 30, 2000, the Large Cap Fund did not pay any management fee to the Advisor because the Advisor waived its entire fee. If the Advisor had not waived its fee, it would have received $13,999.

        Pursuant to an expense cap agreement dated March 1, 1999 as amended effective March 31, 2001, the Advisor has agreed to continue this waiver/reimbursement policy for both the Small Cap and the Large Cap Fund until March 31, 2002. After March 31, 2002, the Advisor may (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of operating expenses for one or both classes of shares of one or both of the Funds. Further, under the terms of the expense cap agreement, any Fund expenses waived or reimbursed after March 1, 1999, may be recouped by the Advisor from the Fund to the extent actual operating expenses for a period are less than the expense limitation caps, provided that the Advisor may only be entitled to recoup such amounts for a period of three years from the fiscal year such amounts were waived or reimbursed.

     Distributor. Oak Ridge Investments, Inc., an affiliate of the Advisor and the Funds, acts as the principal distributor of the Funds' shares. The Distributor's principal business address is 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603.

     Under an amended and restated distribution agreement dated as of March 1, 1999 (the "Distribution Agreement"), the Distributor has agreed to use its best efforts to distribute the Funds' shares. Each Fund's Class A shares are offered for sale continuously at net asset value per share plus a maximum initial sales charge of 4.25% of the offering price. The Small Cap Fund's Class C shares are offered continuously at net asset value. Existing shareholders of the Small Cap Fund's Class A shares as of December 31, 1995 are not subject to the sales charge on additional purchases of Small Cap Fund shares. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains with respect to both the Small Cap and Large Cap Funds. Moreover, directors, officers and full-time employees of the Funds, the Advisor, the Distributor and affiliates thereof, as well as spouses and family members of such persons, may purchase Class A shares of one or both of the Funds at net asset value. Certain other exceptions to the imposition of the sales charge apply, as discussed more fully in the Prospectus under the caption "Your Account - Class A Sales Charge Waivers." These exceptions are made available to facilitate ownership of Fund shares by such persons and because minimal or no sales effort is required with respect to the categories of investors so excepted. Any sales charges which are assessed become the property of the Distributor. With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade as follows:

                                             Portion of Initial
   Dollar Amount of       Initial Sales         Sales Charge
   Shares Purchased         Charge(1)         Paid to Broker-
                                               Dealer(1), (2)

Less than $50,000             4.25%                4.00%
$50,000 but less than
$100,000				3.75%                3.50%
$100,000 but less than
$250,000				3.25%                3.00%
$250,000 but less than
$500,000				2.25%                2.00%
$500,000 but less than
$1,000,000				1.75%                1.50%
$1,000,000 or more            1.00%                0.90%
__________________________

(1) Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table (the "Offering Price").

(2) At the discretion of the Distributor, all sales charges may at times be paid to the broker-dealer, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the Securities Act.

     Pursuant to the terms of the Distribution Agreement, the Distributor bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares. Certain of these expenses may be reimbursed pursuant to the terms of the Rule 12b-1 distribution plans discussed below.

        As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares and (ii) the Rule 12b-1 fees payable with respect to the Class A and Class C shares (as described under "Distribution Plans," below). For the fiscal years ended November 30, 1998, 1999, and 2000, the aggregate dollar amount of initial sales charges imposed on purchases of the Small Cap Fund's Class A shares was $22,276, $1,655, and $3,498, respectively, and the aggregate dollar amount of Rule 12b-1 fees incurred with respect to the Small Cap Fund's Class A and Class C shares was $23,445, $49,650, and $57,967, respectively. During this period, the Distributor retained the following amounts of the Small Cap Fund's Class A sales charge and the Rule 12b-1 fees: 1998 - $19,757 and $14,730; 1999 -
$1,607 and $30,333; and 2000 - $3,343 and $39,594.  For the
period from March 1, 1999 (commencement of operations) through November 30, 1999, the aggregate dollar amount of initial sales charges imposed on purchases of the Large Cap Fund's Class A shares was $610 and the aggregate dollar amount of Rule 12b-1 fees incurred with respect to the Large Cap Fund's Class A and Class C shares was $3,265 and $44, respectively. During this period, the Distributor retained $610 of the Large Cap Fund's Class A sales charge and $3,290 of the Large Cap Fund's Rule 12b-1 fees. For the fiscal year ended November 30, 2000, the aggregate dollar amount of initial sales charges imposed on purchases of the Large Cap Fund's Class A shares was $2,664, and the aggregate dollar amount of Rule 12b-1 fees incurred with respect to the Large Cap Fund's Class A shares was $5,833.
During this period, the Distributor retained $2,664 of the Large Cap Fund's Class A sales charge and $5,609 of the Rule 12b-1 fees.

FUND TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------
     Under the Advisory Agreement, the Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, dealer spreads, mark-ups and mark-downs.

     In executing transactions on behalf of the Funds, the Advisor has no obligation to deal with any particular broker or dealer. Rather, the Advisor seeks the best qualitative execution. The best net price is an important factor, but the Advisor also considers the full range and quality of the broker's services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on a particular transaction. Brokerage will not be allocated based on the sale of the Funds' shares.

     Pursuant to guidelines adopted by the Funds' Board of Directors and in accordance with the rules of the SEC, the Distributor, which is an affiliate of the Advisor, may serve as a broker to the Funds; however, in order for the Distributor to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on any exchange during a comparable period of time. This standard allows the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

        The aggregate amount of brokerage commissions paid by the Small Cap Fund for the fiscal years ended November 30, 1998, 1999, and 2000 was $21,597, $24,698, and $7,975, respectively.
Of these total brokerage commissions, the Distributor received $16,657, $23,688, and $7,891 in 1998, 1999, and 2000,
respectively. Accordingly, for the year ended November 30, 2000, 99% of the aggregate brokerage commissions paid by the Small

Cap Fund were paid to the Distributor, and 99% of the aggregate dollar amount of the Small Cap Fund's transactions involving the payment of commissions were effected through the Distributor.
The aggregate amount of brokerage commissions paid by the Large Cap Fund for the period from March 1, 1999 (commencement of operations) through November 30, 1999, was $3,191. Of this total, the Distributor received $2,584. For the fiscal year ended November 30, 2000, the aggregate amount of brokerage commissions paid by the Large Cap Fund was $1,130. Of this total, the distributor received $1,017. Accordingly, for the period ended November 30, 2000, 90% of the aggregate brokerage commissions paid by the Large Cap Fund were paid to the Distributor, and 88% of the aggregate dollar amount of the Large Cap Fund's transactions involving the payment of commissions were effected through the Distributor. [During fiscal year 2000, the Funds did not acquire any stock of their regular brokers or dealers.]

        Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). These transactions with broker-dealers are often referred to as "soft-dollar" transactions; and the commissions paid for execution and services are often referred to as "soft-dollar" commissions.

        In selecting brokers or dealers, the Advisor considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Advisor determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Funds. The Advisor believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to them. Such higher commissions will not, however, be paid by the Funds unless (i) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (iii) in the opinion of the Advisor, the total commissions paid by the Funds are reasonable in relation to the benefits to the Funds over the long-term. In addition, such higher commissions will not be paid by the Funds with respect to portfolio transactions in which the Distributor is serving as broker to the Funds. The Small Cap Fund did not pay soft-dollar brokerage commissions for the fiscal years ended November 30, 1998, 1999, and 2000, for transactions in which research services were provided. For the period ended November 30, 1999, and the fiscal year ended November 30, 2000, the Large Cap Fund did not pay soft-dollar brokerage commissions for transactions in which research services were provided.

     The Advisor places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect securities transactions may be used by the Advisor in servicing all of its accounts; that is, not all of such services may be used by the Advisor in connection with the Funds. The Advisor believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, the Advisor believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the

Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

ADMINISTRATOR AND FUND ACCOUNTANT
-----------------------------------------------------------------

        Pursuant to separate administration and fund accounting agreements dated as of December 1, 1995, as amended (the "Administration Agreement" and "Fund Accounting Agreement," respectively), Firstar Mutual Fund Services, LLC ("Firstar") provides administrative and fund accounting services to the Funds. Under these Agreements, Firstar calculates the daily net asset value of each class of shares of each Fund; prepares and files all federal and state tax returns; oversees the Funds' insurance relationships; participates in the preparation of registration statements, proxy statements and reports; prepares compliance filings relating to the registration of the Funds' shares pursuant to state securities laws; compiles data for and prepares notices to the SEC; prepares financial statements for annual and semi-annual reports; monitors the Funds' expense accruals and performs securities valuations; monitors compliance with the Funds' investment policies; and generally assists in the Funds' administrative operations. For the foregoing services and for the fiscal years ended November 30, 1998, 1999, and 2000, Firstar received $36,415, $70,833, and $68,950, respectively, under the Administration Agreement and $26,071, $50,754, and $53,983 respectively, under the Fund Accounting Agreement.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
-----------------------------------------------------------------

        As custodian of the Funds' assets, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Funds. Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of Firstar Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Funds.

DISTRIBUTION PLANS
-----------------------------------------------------------------


Description of Plans

     The Funds have adopted plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares (the "Class A Plan" and the "Class C Plan") pursuant to which certain distribution and/or service fees are paid to the Distributor. Under the Class A Plan, each Fund is required to pay the Distributor a distribution fee for the promotion and distribution of the Class A shares of 0.25% per annum of the average daily net assets of the relevant Fund attributable to the Class A shares. The Class C Plan requires each Fund to pay the Distributor (i) a distribution fee of 0.75% per annum of the average daily net assets of the relevant Fund attributable to the Class C shares, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of 0.25% per annum of the average daily net assets of the relevant Fund attributable to the Class C shares. Under both plans, the Distributor is authorized to, in turn, pay all or a portion of the fee it receives from the Funds to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares or, with respect to the Class C shares only, who provide certain shareholder services to the holders of such class of shares, pursuant to a written agreement (the "Rule 12b-1 Related

Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of the Funds' shares and, with respect to the Class C shares only, for any of its shareholder servicing expenses incurred in connection with servicing the holders of such class of shares.

     Both the Class A Plan and the Class C Plan are "compensation plans" which means that the fees paid by the Funds under the plans are intended to compensate (rather than reimburse) the Distributor (and Recipients, as applicable) for services rendered and commission fees borne. Accordingly, payments under the plans are based on a percentage of average daily net assets attributable to each class of shares of each Fund regardless of the amount of expenses actually incurred, which means that distribution and service related fees payable under the plans may be more or less than distribution and service related expenses. However, neither plan allows for the payment of distribution and/or service fees in later periods that relate to expenses incurred in prior periods.

     Payment of the distribution and/or service fee is made quarterly. The aggregate payments by each Fund under the Class A Plan to the Distributor and all Recipients may not exceed 0.25% (on an annualized basis) of the relevant Fund's average net assets attributable to the Class A shares for that quarter, and the aggregate payments by each Fund under the Class C Plan to the Distributor and all Recipients may not exceed 1.00% (on an annualized basis) of the relevant Fund's average net assets attributable to the Class C shares for that quarter.

     From time to time, the Distributor may engage in activities which jointly promote the sale of shares of one or both classes of shares of one or both of the Funds, the costs of which may not be readily identifiable as related to any one class or Fund. Generally, the expenses attributable to joint distribution activities will be allocated between each class of shares of each Fund on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

     Both plans, and a form of Rule 12b-1 Related Agreement, have been approved by a majority of the Board of Directors, including a majority of the members of the Board who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the plans or any Rule 12b-1 Related Agreement (the "Disinterested Directors") voting separately.

     Each plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Funds' Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the plan, or the Rule 12b-1 Related Agreement, as applicable. In addition, both plans, and any Rule 12b-1 Related Agreement, may be terminated with respect to either or both classes of either or both Funds at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class of the applicable Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related Agreement only).

Amounts Expensed Under the Plans

        For the fiscal year ended November 30, 2000, the Small Cap Fund paid out $41,891 under the Class A Plan and $16,076 under the Class C Plan. Of the $57,967 expensed, $1,875 was spent on printing and mailing prospectuses to other than current shareholders, $0 was spent on advertising and $16,498 was spent on dealer compensation. The Distributor retained $39,594 of the amounts expensed under the Class A and Class C Plans.

        For the fiscal year ended November 30, 2000, the Large Cap Fund paid out $5,833 under the Class A Plan and $0 under the Class C Plan. Of the $5,833 expensed, $224 was spent on printing and mailing prospectuses to other than current shareholders, $0 was spent on advertising and $0 was spent on dealer compensation. The Distributor retained $5,609 of the amounts expensed under the Class A and Class C Plans.

Interests of Certain Persons

     With the exception of the Advisor, in its capacity as the Funds' investment advisor, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Funds, as defined in the 1940 Act, and no director of the Funds who is not an "interested person" has or had a direct or indirect financial interest in either the Class A or the Class C Plan or any Rule 12b-1 Related Agreement.

Benefits to the Funds

        Class A Plan. The Small Cap Fund's Class A Plan has been in effect since January 1, 1996. The Large Cap Fund's Class A Plan has been in effect since March 1, 1999. The benefits to the holders of each Fund's Class A shares resulting from the implementation of the Class A Plans include providing Recipients with incentives to promote the sale of such shares, which in turn has resulted in an increase in assets under management with respect to the Class A shares. This increase has benefited the holders of the Class A shares by providing the class with a larger asset base over which to spread expenses.

     The Small Cap Fund's Class C Plan has been in effect since March 1, 1997. The Board of Directors believes that the Class C Plan has provided the holders of Class C shares with certain benefits, including an enhanced level of personal service from Recipients who receive service fees from the Small Cap Fund under the Class C Plan. The Board also believes that over time, the Class C Plan will help to increase the size of the class, thereby providing the class with a larger asset base over which to spread expenses.



PURCHASE, EXCHANGE AND PRICING OF SHARES
-----------------------------------------------------------------

Purchase of Shares

        Each Fund is comprised of two classes:  Class A and Class
C. As discussed above under the heading "Investment Advisor and Distributor - Distributor," the Class A shares are offered and sold subject to an initial sales charge (with certain exceptions), while the Class C shares are offered and sold without being subject to an initial sales charge. The Large Cap Fund's Class C Shares are not currently available. Please see "Your Account" in the Prospectus for more information.

     The Funds offer an Automatic Investment Plan ("AIP"), which is a method of using dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

     The AIP allows you to make regular, systematic investments in either or both of the Fund's Class A or Class C shares from your bank checking account. The minimum initial investment for investors using the AIP is $100. If you elect this option, all dividends and capital gains distributions will automatically be reinvested in Fund shares. To establish the AIP, complete the appropriate section in the account application. Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), the Funds reserve the right to close your account. Prior to closing any account for failure to reach the minimum initial investment, the Funds will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. Your account may be closed during periods of declining share prices.

     Under the AIP, you may choose to make investments on the fifth and/or twentieth day of each month in amounts of $100 or more. There is no service fee charged by the Funds for participating in the AIP. However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Funds in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with most financial institutions.

Exchange of Shares

     You may exchange Class A shares of one Fund with Class A shares of the other Fund. The value of the shares to be exchanged will be the net asset value next determined after receipt of instructions for exchange; the price of the shares being purchased will be the net asset value (plus the initial sales charge, if applicable) next determined after receipt of instructions for exchange.

     The Funds reserve the right to modify or terminate the exchange privilege at any time. Call the Transfer Agent at 1-800-407-7298 to request instructions for an exchange. An exchange is not a tax-free transaction.

Pricing of Shares

     The Class A shares of each Fund are offered to the public at the Offering Price, which is the sum of the net asset value per share (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) and the applicable initial sales charge. The Class C shares of each Fund are offered to the public at their net asset value (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) without any initial sales charge. The Class C shares of the Large Cap Fund are not currently available.

     As previously noted, the initial sales charge may be waived for certain individuals and institutions due to anticipated economies of scale in sales efforts and expenses. For more information, please see "Your Account - Class A Sales Charge Waivers" in the Prospectus.

     The net asset value per share for each class of shares of each Fund is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. A Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share for each class of shares of each Fund is calculated by taking the fair value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class. The result, rounded to the nearest cent, is the net asset value per share.

     In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; provided, however, securities traded on an exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on an exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate. The Board of Directors may approve the use of pricing services to assist the Funds in the determination of net asset value. Short-term fixed income securities held by the Funds are generally valued on an amortized cost basis.

TAXATION OF THE FUNDS
-----------------------------------------------------------------


     Each Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event a Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the disqualifying Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. What this means for shareholders of such Fund is that the cost of investing in the Fund would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

PERFORMANCE INFORMATION
-----------------------------------------------------------------

     The historical performance or return of the Funds may be shown in the form of various performance figures, including average annual total return, total return and cumulative total return. The Funds' performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Funds' performance include general market conditions, operating expenses, the imposition of sales charges and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

     Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a class of shares over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period.

Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

     The average annual total return of each class of shares of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)n = ERV
                         P       = a hypothetical initial payment
                    		     of $1,000.
                         T       = average annual total return.
                         n       = number of years.
                         ERV     = ending redeemable value of a
                                   hypothetical $1,000 payment
                                   made at the beginning of the
                                   stated periods at the end of
                                   the stated periods.

     Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares of a Fund on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. With respect to the Funds' Class A shares only, this calculation reflects the deduction of the maximum 4.25% initial sales charge. In addition, the calculation assumes that all income and capital gains dividends paid by the Funds have been reinvested at the net asset value of the applicable class of shares on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

        The average annual total returns for the Class A shares of the Small Cap Fund for the fiscal year ended November 30, 2000, the five year period ended November 30, 2000, and since inception (January 3, 1994), were 6.25%, 11.72% and 14.17%, respectively. The average annual total returns for the Class C shares of the Small Cap Fund for the fiscal year ended November 30, 2000, and since inception (March 1, 1997), were 10.08% and 9.44%, respectively.

        The total return for the Class A shares of the Large Cap Fund for the fiscal year ended November 30, 2000, and since inception (March 1, 1999), was 6.83% and 6.04%, respectively.
The total return for the Class C shares for the Large Cap Fund for the period from April 26, 1999, through November 25, 1999 was 2.27%.

Comparisons

     From time to time, in marketing and other fund literature, the performance of one or both classes of shares of one or both of the Funds may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges.
Each class of shares of each Fund will be compared to Lipper's appropriate fund category; that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the performance of other mutual funds tracked by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5 and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

     Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of or selections from editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.

     The Funds may also compare the performance of one or both of their classes of shares to a wide variety of indices and measures of inflation, including the Russell 2000 Stock Index (for the Small Cap Fund) and the S&P 500 Stock Index (for the Large Cap
Fund). There are differences and similarities between the investments that the Funds may purchase and the investments measured by these indices.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Funds.

FINANCIAL STATEMENTS
-----------------------------------------------------------------


        The following audited financial statements of the Small
Cap Fund are incorporated herein by reference to the Corporation's Annual Report for the year ended November 30, 2000 as filed with the SEC on January 24, 2001:

          (a)  Schedule of Investments as of November 30, 2000.

          (b)  Statement of Assets and Liabilities as of November
               30, 2000.

          (c)  Statement of Operations for the year ended
               November 30, 2000.

          (d) Statement of Changes in Net Assets for the years ended November 30, 1999 and 2000.

          (e) Financial Highlights for the Class A shares for the years ended November 30, 1996, 1997, 1998, 1999, and 2000; and Financial Highlights for the Class C shares for the period March 1, 1997 (commencement of operations) to November 30, 1997, and for the years ended November 30, 1998, 1999, and 2000.

          (f)  Notes to Financial Statements.

          (g)  Report of Independent Accountants dated December
               22, 2000.

     The following audited financial statements of the Large Cap
Fund are incorporated herein by reference to the Corporation's
Annual Report for the year ended November 30, 2000, as filed with the SEC on January 24, 2001:

          (a)  Schedule of Investments as of November 30, 2000.

          (b)  Statement of Assets and Liabilities as of November 30, 2000.

          (c) Statement of Operations for the year ended November 30, 2000.

          (d) Statement of Changes in Net Assets for the period March 1, 1999 (commencement of operations) to November 30, 1999 and for the year ended November 30, 2000.

          (e) Financial Highlights for the Class A shares for the period March 1, 1999 (commencement of operations) to November 30, 1999 and for the year ended November 30, 2000.

	    (f)  Notes to Financial Statements.

 	    (g)  Report of Independent Accountants dated December 22,
     	         2000.

                             PART C

                        OTHER INFORMATION

Item 23.  Exhibits
          ------------

          See "Exhibit Index."

Item 24.  Persons Controlled by or under Common Control with
          ------------------------------------------------------
Registrant
-------------
         Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification
          -------------------

          Pursuant to the authority of the Maryland General
Corporation Law, Article VI of Registrant's By-Laws provides as follows:

                   ARTICLE VI INDEMNIFICATION

           The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafterin force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 26.  Business and Other Connections of Investment Advisor
          -------------------------------------------------------
          Besides serving as investment advisor to the Registrant and other private accounts, Oak Ridge Investments, LLC (the "Advisor") is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, although the Advisor's predecessor, Oak Ridge Investments, Inc., was not only an investment advisor but also a broker-dealer. Information regarding the business, profession, vocation or employment of a substantial nature of the Advisor's directors and officers is hereby incorporated by reference to the information contained under "Fund Management and Distribution - Management" in the Prospectus and "Directors and Officers" in the Statement of Additional Information.

Item 27.  Principal Underwriters
          -------------------------
          (a)  None.

          (b) The principal business address of Oak Ridge Investments, Inc. (the "Distributor"), the Registrant's principal underwriter, is 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603. Information relating to directors and officers of the Distributor is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

          (c)  None.

Item 28.  Location of Accounts and Records
          ------------------------------------
      All accounts, books or other documents required to be maintained by Section 31(a)of the Investment Company Act of
1940, as amended, and the rules promulgated thereunder, are in the possession of Oak Ridge Investments, LLC, Registrant's investment advisor, at Registrant's corporate offices, except records held and maintained by Firstar Bank, N.A., 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 and Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator and fund accountant.

Item 29.  Management Services
          ----------------------
      All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration
Statement.

Item 30.  Undertakings.
          ----------------
      (a) Registrant undertakes to furnish without charge a copy of its Annual Report to each person to whom a Statement of Additional Information is delivered if the person is not a shareholder of the Funds at the time the Statement of Additional
Information is so delivered.

      (b)   Registrant undertakes to furnish a copy of its Annual
Report to each person to whom a Prospectus is delivered, upon request and without charge.

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 5th day of March, 2001.

                              OAK RIDGE FUNDS, INC. (Registrant)

                              By: /s/ Samuel Wegbreit
                                 ------------------------
                                 Samuel Wegbreit
                                 Chairman of the Board


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration
Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

      Name                     Title                  Date



/s/ Samuel Wegbreit      Chairman of the Board,   March 5, 2001
---------------------    a Director,Treasurer
Samuel Wegbreit          and Assistant Secretary
                         (principal financial and
                         accounting officer)



/s/ David M. Klaskin      Director and President  March 5, 2001
------------------------  (principal executive
David M. Klaskin          officer)



/s/ Daniel A. Kaplan      Director                March 12, 2001
------------------------
Daniel A. Kaplan


/s/ A. Charlene Sullivan  Director                March 9, 2001
------------------------
Dr. A. Charlene Sullivan


/s/ Angelo Spoto          Director                March 14, 2001
------------------------
Angelo Spoto

                          EXHIBIT INDEX


 Exhibit           Exhibit            Incorporated by     Filed
   No.                                   Reference       Herewith

  (a.1)    Articles of Amendment     Filed March 1,
           dated as of March 1,      1999, Post-
           1999 to Registrant's      Effective
           Articles of               Amendment No. 9
           Incorporation.

  (a.2)    Articles Supplementary    Filed March 1,
           dated as of March 1,      1999, Post-
           1999 to Registrant's      Effective
           Articles of               Amendment No. 9
           Incorporation.

  (a.3)    Articles of Amendment     Filed March 20,
           dated as of March 2,      1998, Post-
           1998 to Registrant's      Effective
           Articles of               Amendment No. 7
           Incorporation.

  (a.4)    Articles of Amendment     Filed March 20,
           dated as of February 26,  1998, Post-
           1997 to Registrant's      Effective
           Articles of               Amendment No. 7
           Incorporation.

  (a.5)    Articles Supplementary    Filed March 20,
           dated as of February 26,  1998, Post-
           1997 to Registrant's      Effective
           Articles of               Amendment No. 7
           Incorporation.

  (a.6)    Registrant's Articles of  Filed March 20,
           Incorporation dated       1998, Post-
           October 15, 1993.         Effective
                                     Amendment No. 7

   (b)     Registrant's Amended and  Filed March 20,
           Restated By-Laws.         1998, Post-
                                     Effective
                                     Amendment No. 7

   (c)     None.                     N/A

  (d.1)    Amended and Restated      Filed March 1,
           Investment Advisory       1999, Post-
           Agreement with Oak Ridge  Effective
           Investments, LLC dated    Amendment No. 9
           as of March 1, 1999.

  (d.2)    Expense                   Filed March 1,
           Cap/Reimbursement         1999, Post-
           Agreement dated as of     Effective
           March 1, 1999.            Amendment No. 9

  (d.3)    Amendment to Expense                             X
           Cap/Reimbursement
           Agreement dated as of
           March 31, 2001.

  (e.1)    Amended and Restated      Filed March 1,
           Distribution Agreement    1999, Post-
           with Oak Ridge            Effective
           Investments, Inc. dated   Amendment No. 9
           as of March 1, 1999.

  (e.2)    Amended and Restated      Filed March 1,
           Form of Dealer            1999, Post-
           Agreement.                Effective
                                     Amendment No. 9

   (f)     None.                     N/A

  (g.1)    Custodian Agreement with  Filed December 26,
           Firstar Trust Company     1995, Post-
           dated December 1, 1995.   Effective
                                     Amendment No. 4

  (g.2)    Addendum to Custodian     Filed March 1,
           Agreement effective       1999, Post-
           September 30, 1998.       Effective
                                     Amendment No. 9

  (g.3)    Amendment to Custodian    Filed March 1,
           Agreement dated January   1999, Post-
           7, 1999.                  Effective
                                     Amendment No. 9

  (h.1)    Transfer Agent Agreement  Filed December 26,
           with Firstar Trust        1995, Post-
           Company dated December    Effective
           1, 1995.                  Amendment No. 4

  (h.2)    Fund Administration       Filed December 26,
           Servicing Agreement with  1995, Post-
           Firstar Trust Company     Effective
           dated December 1, 1995.   Amendment No. 4

  (h.3)    Fund Accounting           Filed December 26,
           Servicing Agreement with  1995, Post-
           Firstar Trust Company     Effective
           dated December 1, 1995.   Amendment No. 4

  (h.4)    Addendum to Firstar       Filed March 1,
           Servicing Agreements      1999, Post-
           effective September 30,   Effective
           1998.                     Amendment No. 9

  (h.5)    Amendment to Firstar      Filed March 1,
           Fund Administration       1999, Post-
           Servicing Agreement       Effective
           dated January 7, 1999.    Amendment No. 9

  (h.6)    Amendment to Fund         Filed March 1,
           Accounting Servicing      1999, Post-
           Agreement dated January   Effective
           7, 1999.                  Amendment No. 9

  (h.7)    Amendment to Transfer     Filed March 1,
           Agent Agreement dated     1999, Post-
           January 7, 1999.          Effective
                                     Amendment No. 9

   (i)     Opinion and Consent of    Filed March 20,
           Godfrey & Kahn, S.C.      1998, Post-
                                     Effective
                                     Amendment No. 7

   (j)     Consent of                                       X
           PricewaterhouseCoopers
           LLP.

   (k)     None.                     N/A

   (l)     Subscription Agreements.  Filed March 20,
                                     1998, Post-
                                     Effective
                                     Amendment No. 7

  (m.1)    Amended and Restated      Filed March 1,
           Class A Rule 12b-1        1999, Post-
           Distribution Plan.        Effective
                                     Amendment No. 9

  (m.2)    Amended and Restated      Filed March 1,
           Class C Rule 12b-1        1999, Post-
           Distribution and          Effective
           Servicing Plan.           Amendment No. 9

   (n)     Amended and Restated      Filed March 1,
           Rule 18f-3 Multiple       1999, Post-
           Class Plan.               Effective
                                     Amendment No. 9

   (o)     Reserved

   (p)     Amended and Restated      Filed March 21,
           Code of Ethics Effective  2000, Post-
           March 1, 2000.            Effective
                                     Amendment No. 10